Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, the undersigned Lynn L. Elsenhans, Chairman and Chief Executive Officer, of Sunoco Partners LLC, the general partner of the registrant Sunoco Logistics Partners L.P., certify that the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Sunoco Logistics Partners L.P.

Date: August 4, 2010

/s/ LYNN L. ELSENHANS
Name:	Lynn L. Elsenhans
Title:	Chairman and Chief Executive Officer

Date: August 4, 2010